UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	September 28, 2016

VARIAN MEDICAL SYSTEMS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-7598	94-2359345
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3100 Hansen Way, Palo Alto, CA	94304-1030
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(650) 493-4000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

On September 28, 2016, the Compensation and Management Development Committee of the Board of Directors of Varian Medical Systems, Inc. (the “Company”) approved the Varex Imaging Corporation 2016 Deferred Compensation Plan (the “Plan”) in connection with the proposed separation of the Varian Imaging Components business from the Company (the “Spin-off”) into an independent, publicly traded company named Varex Imaging Corporation (“Varex”).

The Plan is not qualified for tax purposes and deferred amounts are unfunded and unsecured obligations of Varex. The Plan allows eligible employees to defer up to 50% of their base salary and non-employee directors to defer up to 100% of their director fees each year. Amounts credited to each participant under the Plan are periodically adjusted for earnings and/or losses based on hypothetical investment funds selected by the Plan administrator and elected by the participant. Further, Varex may, on a discretionary basis, credit additional amounts on behalf of participants in the Plan.

The Plan will become effective beginning with deferral elections made by eligible participants during the open enrollment period commencing November 1, 2016. Certain employees and non-employee directors of the Company that are expected to become employees and non-employee directors of Varex after the Spin-off have been selected to participate in the Plan, including Sunny Sanyal, the Company’s Senior Vice President and President, Imaging Components.

If the Spin-off is approved and completed, all deferrals made under the Varian Medical Systems, Inc. 2005 Deferred Compensation Plan by those employees and non-employee directors of the Company that become employees or non-employee directors of Varex immediately after the Spin-off will be assumed by Varex under the Plan.

This summary does not purport to be complete and is subject to and qualified in its entirety by reference to the text of the Plan, filed as Exhibit 10.1 to this Report on Form 8-K. Exhibit 10.1 is incorporated by reference into this Item 5.02.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Exhibit Title or Description

10.1	Varex Imaging Corporation 2016 Deferred Compensation Plan

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Varian Medical Systems, Inc.

By:	/s/ John W. Kuo
Name:	John W. Kuo
Title:	Senior Vice President, General Counsel and Corporate Secretary

Dated: October 4, 2016

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EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description

10.1	Varex Imaging Corporation 2016 Deferred Compensation Plan